(ICON)

Prudential
Government
Securities
Trust
-----------------------
Money Market Series

Short-Intermediate
Term Series

U.S. Treasury Money
Market Series

ANNUAL
REPORT
Nov. 30, 1999

(LOGO)

A Message from the Series' President        January 7, 2000
(PHOTO)

Dear Shareholder,

The Prudential Government Securities Trust--Money Market Series and U.S. Treasury Money Market Series both provided stable $1 net asset values during their fiscal year that closed November 30, 1999. The Short-Intermediate Term Series' Class A shares posted a very modest 1.26% annual return that matched the return on the average short-intermediate U.S. government fund tracked by Lipper Inc.

The following report takes a closer look at developments in the fixed-income markets during our fiscal year, and explains how the three Series were positioned accordingly.

One integrated and expanded team

I would like to take this opportunity to tell you about some changes we've made to our Fixed Income Group. In 1999, we combined our fixed-income areas into one integrated group that will manage money for Prudential's investors and policyholders. This group now manages approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. Our expanded depth, breadth, and scale also allow us to tap the best talent and share investment ideas, proprietary research, and analytical tools.

To utilize these resources effectively, we recently organized the group into teams, each specializing in a different sector of the fixed-income market. The one team that was already in place is the Money Market Sector team, which has been headed by Joseph Tully since 1995. This team will continue to be responsible for the day-to-day management of the Money Market Series and the U.S. Treasury Money Market Series. The U.S. Liquidity Sector team, headed by Michael Lillard, is now responsible for the daily management of the Short-Intermediate Term Series.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that the group's combined resources and our new team approach will make us a powerhouse in the world of fixed-income investing across all sectors.

Sincerely,

John R. Strangfeld
President
Prudential Government Securities Trust--Money Market Series
Prudential Government Securities Trust--Short-Intermediate Term Series Prudential Government Securities Trust--U.S. Treasury Money Market Series

Prudential Government Securities Trust--Money Market Series
(PHOTO) (PHOTO)

Team portfolio managers Joseph Tully (Money Market [Sector] Team
Leader) and Bernard D. Whitsett, II

Investment Goals and Style

The Money Market Series seeks high current income, preservation of capital, and maintenance of liquidity from a portfolio of money market securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. There can be no assurance that the Series will achieve its investment objective. The U.S. government guarantee applies only to the underlying securities of the Series, and not to the value of the Series' shares.

Market Review
Series benefited from rising money market yields
We positioned the Series to take advantage of the rise in money market yields during our fiscal year that ended
November 30, 1999. We bought federal agency securities whose interest rates adjusted either daily, weekly, or monthly. By the close of our fiscal year, they comprised roughly 50% of the Series' total investments. Owning securities whose rates reset frequently to higher levels enabled the Series to benefit more expediently from the rise in money market yields.

Investors pushed money market yields higher because they expected the Federal Reserve to increase a key short-term interest rate to slow U.S. economic growth and prevent higher inflation. Mounting inflation is undesirable for nearly everyone, but particularly for those on fixed incomes whose buying power declines if their incomes are not adjusted for the rise in prices. A rate hike could prevent this destructive cycle by curbing economic activity via higher borrowing costs for businesses and consumers. We did not believe a rate hike was imminent early in 1999, nor did we believe the Fed would tighten as aggressively as indicated by the rise in yields.
Therefore, we locked in yields on fixed-rate federal agency securities maturing in one year and reduced repurchase agreement transactions, which were priced less attractively. Buying fixed-rate securities early in 1999 worked well since the first rate hike did not occur until June 1999. At that time, the Federal funds rate (what U.S. banks charge each other for overnight loans) was increased a quarter of a percentage point to 5.00%. Two more moves in August and November 1999 left the rate at 5.50%.

Performance                                  As of 11/30/99
                                 7-Day           Net Asset      Weighted Avg.    Net Assets
                              Current Yield*    Value (NAV)    Maturity (WAM)    (Millions)
Class A                           4.68%           $1.00            60 Days          $577
Class Z                           4.80%           $1.00            60 Days          $ 42
IBC Financial Data Gov't &
Agencies Money Fund Avg.**        4.90%           $1.00            51 Days           N/A

* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

** International Business Communications (IBC) Financial
Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC Gov't
& Agencies Money Fund Average category as of November 30,
1999.

Prudential Government Securities Trust--U.S. Treasury Money Market Series (PHOTO) (PHOTO)

Team portfolio managers Joseph Tully (Money Market [Sector]
Team Leader) and Bernard D. Whitsett, IIInvestment Goals and StyleThe U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity from a portfolio of U.S.
Treasury obligations with maturities of 13 months or less. There can be no assurance that the Series will achieve its investment objective. The U.S.
government guarantee applies only to the underlying securities of the Series, and not to the value of the Series' shares. Market Review

We focused on cash management bills and shorter-term U.S. Treasury notes Among U.S. Treasury money market securities, we primarily purchased cash management bills maturing in three months or less, and Treasury notes with nine to 12 months left to maturity. This emphasis on shorter- and longer-term Treasury money market securities is called a "barbell strategy." We maintained this approach throughout the Series' fiscal year that closed November 30, 1999.

Cash management bills are issued when the U.S. Treasury is temporarily short on funds to finance government operations. A fairly steady supply of cash management bills were issued with solid yields during our fiscal year in order to attract investors. As a result, we took advantage of good buying opportunities that enhanced the Series' yield. Cash management bills also provided another important benefit: with their short maturities, we could easily sell them for money to meet shareholder liquidity needs.

Turning to Treasury notes, these securities are originally issued with maturities between two and 10 years. We bought
Treasury notes with nine to 12 months left to maturity because they fit the Series' investment constraints.
Furthermore, they were relatively inexpensive compared to Treasury bills, which are issued for maturities of three months, six months, or one year. Treasury bills grew more expensive, on a relative basis, as their supply declined.
Because the U.S. government's budget is
in surplus, it borrows fewer dollars via regularly scheduled auctions of Treasury bills.

Performance                                       As of 11/30/99
                                       7-Day          Net Asset      Weighted Avg.    Net Assets
                                   Current Yield*    Value (NAV)    Maturity (WAM)    (Millions)
Class A                                4.63%           $1.00           79 Days          $322
Class Z                                4.78%           $1.00           79 Days          $  2
IBC Financial Data 100%
U.S. Treasury Money Fund Avg.**        4.47%           $1.00           70 Days          N/A

* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the
Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

** International Business Communications (IBC)
Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC 100% U.S. Treasury Money Fund
Average category as of November 30, 1999.

Prudential Government Securities Trust--Short-Intermediate
Term Series

(PHOTO)
Team portfolio manager Michael Lillard (U.S.
Liquidity [Sector] Team Leader)

Investment Goals and Style
The Short-Intermediate Term Series seeks a high level of income consistent with providing reasonable safety. It is anticipated that the dollar-weighted average maturity of the Series will be more than two years, but less than five. There can be no assurance that the Series will achieve its investment objective.

Market Review
A dismal year for U.S. bond markets
The threat of mounting inflationary pressures roiled U.S.
bond markets during our fiscal year that closed November
30, 1999. A strong U.S. economic expansion, a global economic recovery, and soaring oil prices risked boosting inflation, which erodes the value of bonds' fixed-interest payments.

Concerned that the Federal Reserve might increase a key short-term interest rate to slow U.S. economic growth and avoid rising inflation, investors required higher yields on bonds, which forced bond prices lower. Under this bearish trend, U.S. fixed-income markets provided either negative returns or very modest positive returns for the 12-month period. Similarly, the Series and its benchmark Lipper Average posted annual returns well below 2.00%.

The Fed made its first move in June 1999, when the Federal funds rate (the rate U.S. banks charge each other for overnight loans) was increased a quarter of a percentage point to 5.00%. It was raised by the same amount in August and November 1999, leaving it at 5.50%.

We cut our exposure to Treasuries
In anticipation of these changes in monetary policy, we altered the Series' asset allocation primarily during the first half of our fiscal year. Treasuries stood at 19% of the Series' total investments as of November 30, 1999, down from 46% on November 30, 1998. Cutting back proved a wise choice as intermediate-term Treasuries posted only a 1.08% return for the 12-month period, based on the Lehman
Brothers U.S. Treasury Index. This was one of the worst performances among intermediate-term U.S. bond markets for that period of time. Besides the expectation of a higher Federal funds rate, Treasuries performed poorly because demand for them and other safe government securities declined as the global economic recovery continued in 1999.

We used some of our proceeds from selling Treasuries to purchase federal agency securities--particularly those with shorter maturities. Federal agency securities rose to 27% of the Series' total investments as of November
30, 1999 from 3% a year earlier. We favored these securities because they pay higher yields than Treasuries. In addition, prices of shorter-term federal agency securities fell less than Treasuries during our fiscal year.

We bought securities backed by mortgages
A portion of our proceeds were also used to buy mortgage pass-through securities, which stood at 23% of the Series' total investments as of November 30, 1999, up from 17% a year earlier. Fixed-rate mortgage pass-through securities performed better than Treasuries, returning 2.54% for the 12-month period, based on the Lehman Brothers Mortgage-Backed Securities Index. Mortgage pass-through securities outperformed because there was less risk they would get paid off early and leave investors to face the unpleasant task of reinvesting their money at lower interest rates. Mortgage pass-through securities are often paid off ahead of schedule when homeowners refinance their mortgages at lower rates in order to save money. Because mortgage rates climbed along with bond yields, homeowners had less opportunity to refinance their mortgages and prompt prepayments on mortgage pass-through securities.

Meanwhile, we either reduced or eliminated the Series' exposure to asset-backed securities and collateralized mortgage obligations, which are a complex type of security backed by mortgages. We were concerned that some of these securities were relatively illiquid, which means they could not always be sold at or near their true value. Therefore, we readily sold them when we were offered a good price. Asset-backed securities fell to 6% of the Series' total investments as of November 30, 1999 from 16% a year earlier. We sold all of the Series' collateralized mortgage obligations.

Looking Ahead
Since the end of November, investors pushed yields on debt securities higher in anticipation of another hike in the Federal funds rate early in 2000. Should yields rise even further, our exposure to adjustable-rate federal agency securities would continue to benefit the Money Market Series. The Short-Intermediate Term Series would be aided by its increased exposure to securities that provide higher yields than Treasuries.

Cumulative Total Returns1                      As of 11/30/99
                                One     Five      Ten       Since
                                Year    Years    Years    Inception2
Class A                         1.26%   34.63%   82.61%    267.50%
Class Z                         1.46     N/A      N/A       14.01
Lipper Short-Intermediate
U.S. Gov't Fund Avg.3           1.26    34.53    88.55       ***

Average Annual Total Returns1    As of 12/31/99
                                One     Five      Ten       Since
                                Year    Years    Years    Inception2
Class A                         0.55%   6.02%    6.16%       7.83%
Class Z                         0.74     N/A     N/A         4.72

Distributions and Yields                             As of 11/30/99
                  Total Distributions    30-Day
                  Paid for 12 Months    SEC Yield
Class A                $0.48             5.15%
Class Z                 0.50             5.33

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Shares of this Series are sold without an initial or contingent deferred sales charge.

2 Inception dates: Class A, 9/22/82; Class Z, 2/26/97.

3 These are the average returns in the Lipper Short-Intermediate
U.S. Gov't Fund Category for the one-, five-, and ten-year periods. The Lipper average is unmanaged. Short-Intermediate
Government funds invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of one to five years.

*** Lipper Since Inception returns are 271.02% for Class
A and 14.06% for Class Z, based on all funds in each share class.

                                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
Portfolio of Investments as
of November 30, 1999                  MONEY MARKET SERIES
------------------------------------------------------------
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Federal Farm Credit Bank--1.1%
$   2,000    6.88%, 5/1/00                          $  2,008,160
    5,000    5.85%, 12/1/00                            4,988,050
                                                    ------------
                                                       6,996,210
------------------------------------------------------------
Federal Home Loan Bank--58.2%
   24,000    5.36%, 12/1/99, F.R.N.                   23,985,128
    2,500    5.655%, 12/1/99, F.R.N.                   2,499,587
   22,500    5.706%, 12/1/99, F.R.N.                  22,500,000
    9,000    5.716%, 12/1/99, F.R.N.                   8,998,692
   31,000    5.956%, 12/1/99, F.R.N.                  30,999,864
   24,000    5.25875%, 12/6/99, F.R.N.                23,991,053
   12,000    5.23%, 12/13/99, F.R.N.                  11,996,328
   23,500    5.4525%, 12/21/99, F.R.N.                23,494,405
   26,000    5.44125%, 12/28/99, F.R.N.               25,991,475
   28,500    5.924%, 1/4/00, F.R.N.                   28,483,507
   11,000    5.97625%, 1/11/00, F.R.N.                10,999,147
   18,000    4.90%, 1/14/00                           18,000,000
    9,000    4.90%, 2/11/00                            8,998,289
    4,000    4.95%, 2/17/00                            3,999,543
    7,000    5.00%, 2/24/00                            6,999,689
    7,000    5.00%, 2/25/00                            7,000,000
   14,000    5.035%, 2/25/00                          13,997,592
    7,000    5.035%, 3/2/00                            7,000,000
    2,000    5.07%, 3/17/00                            1,995,822
    1,000    4.495%, 3/23/00                             995,461
    5,000    5.135%, 3/29/00                           5,000,905
   12,000    5.01%, 4/28/00                           11,994,631
    2,000    5.075%, 4/28/00                           2,000,034
   12,000    5.02%, 5/12/00                           11,992,901
    2,500    5.125%, 5/19/00                           2,492,153
    9,500    5.15%, 5/19/00                            9,496,205
    5,000    5.35%, 6/8/00                             4,998,130
Federal Home Loan Bank
$   4,500    5.66%, 7/6/00                          $  4,503,583
    7,000    5.875%, 9/7/00                            6,997,689
    4,500    Zero Coupon, 9/15/00                      4,299,071
    5,000    5.705%, 10/6/00                           4,992,093
    7,000    5.915%, 10/13/00                          6,994,665
    1,500    5.965%, 12/1/00                           1,497,706
                                                    ------------
                                                     360,185,348
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--0.2%
    1,250    6.395%, 5/16/00                           1,257,322
------------------------------------------------------------
Federal National Mortgage Association--15.8%
   12,000    5.695%, 12/1/99, F.R.N.                  11,989,965
   24,000    5.74%, 12/1/99, F.R.N.                   23,996,181
    3,000    5.33375%, 12/6/99, F.R.N.                 2,999,037
    3,000    5.32125%, 12/22/99, F.R.N.                2,997,712
   14,500    5.94%, 2/9/00, F.R.N.                    14,490,516
    7,000    5.83%, 2/17/00, F.R.N.                    6,992,662
   12,500    5.10%, 5/19/00                           12,462,513
    6,500    5.33%, 6/9/00                             6,496,931
    7,000    5.80%, 8/17/00                            6,995,261
    3,000    5.97%, 10/2/00                            3,001,387
    5,000    5.90%, 12/1/00                            4,992,850
                                                    ------------
                                                      97,415,015
------------------------------------------------------------
Student Loan Marketing Association--7.8%
   24,000    5.745%, 12/1/99, F.R.N.                  23,994,574
   24,000    6.055%, 12/7/99, F.R.N.                  23,984,210
                                                    ------------
                                                      47,978,784
------------------------------------------------------------
Tennessee Valley Authority--4.4%
   25,500    8.625%, 12/16/99                         27,096,879

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a)--13.7%
$  25,000    Bank of America Securities Corp.,
                5.75%, dated 11/29/99, due
                12/1/99 in the amount of
                $25,007,986 (cost $25,000,000;
                the value of the collateral
                including accrued interest is
                $25,530,601)                        $ 25,000,000
   25,000    Credit Suisse First Boston Corp.,
                5.71%, dated 11/29/99, due
                12/1/99 in the amount of
                $25,007,931 (cost $25,000,000;
                the value of the collateral
                including accrued interest is
                $25,952,995)                          25,000,000
    9,333    Goldman, Sachs & Co., 5.30%, dated
                11/4/99, due 12/6/99 in the
                amount of $9,376,969 (cost
                $9,333,000; the value of the
                collateral including accrued
                interest is $9,519,661)                9,333,000
   25,543    Morgan Stanley Dean Witter, 5.70%,
                dated 11/30/99, due 12/2/99 in
                the amount of $25,551,191 (cost
                $25,543,000; the value of the
                collateral including accrued
                interest is $26,233,005)              25,543,000
                                                    ------------
                                                      84,876,000
                                                    ------------
------------------------------------------------------------
Total Investments--101.2%
             (amortized cost $625,805,558(b))        625,805,558
             Liabilities in excess of other
                assets--(1.2%)                        (7,391,277)
                                                    ------------
             Net Assets--100%                       $618,414,281
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1999.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL GOVERNMENT SECURITIES TRUST
Portfolio of Investments as of November 30, 1999
SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.6%
------------------------------------------------------------
Asset-Backed--7.2%
              Capital One Master Trust
$   5,000     5.43%, Ser. 98-4 A, 1/15/07           $  4,734,375
              Premier Auto Trust
    5,000(a)  5.77%, Ser. 98-2 A3, 1/6/02              4,987,500
                                                    ------------
                                                       9,721,875
------------------------------------------------------------
Corporate Obligations--1.8%
              Merck and Company
    2,500(a)  5.76%, 5/3/37                            2,507,812
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--27.2%
              Federal Home Loan Mortgage
                 Association
       71     7.375%, 3/1/06                              70,759
      804     9.00%, 9/1/05 - 11/1/05                    819,369
              Federal National Mortgage
                 Association
   28,215(c)  6.50%, 12/1/14 - 1/1/15                 27,588,910
    2,531     7.50%, 4/1/10 - 12/1/10                  2,558,181
              Government National Mortgage
                 Association
    6,030(a)  7.00%, 1/15/25 - 2/15/29                 5,914,545
                                                    ------------
                                                      36,951,764
------------------------------------------------------------
U.S. Government Agency Obligation--32.9%
              Federal Home Loan Bank
   15,000     5.375%, 3/2/01                          14,852,400
              Federal National Mortgage
                 Association
   10,000     5.50%, 10/12/01                          9,837,500
   15,600     5.625%, 5/14/04                         15,032,004
    5,000     6.30%, 9/25/02                           4,932,800
                                                    ------------
                                                      44,654,704
U.S. Treasury Notes--19.5%
$   4,720(a)  6.50%, 5/31/01                        $  4,755,400
    2,400(a)  5.875%, 9/30/02                          2,388,384
    2,300(a)  5.75%, 11/30/02                          2,280,956
    1,500     5.25%, 5/15/04                           1,449,135
   15,000(a)  6.875%, 5/15/06                         15,478,050
                                                    ------------
                                                      26,351,925
                                                    ------------
              Total long-term investments
                 (cost $122,699,612)                 120,188,080
                                                    ------------
SHORT-TERM INVESTMENTS--31.4%
------------------------------------------------------------
Commercial Paper--14.7%
              Citicorp
    5,500     5.52%, 12/16/99                          5,487,350
              Enterprise Funding Corp.
    4,017     5.53%, 12/16/99                          4,007,744
              Old Line Funding Corp.
    4,000     5.57%, 12/15/99                          3,991,336
              Thunder Bay Funding, Inc.
    1,007     5.56%, 12/14/99                          1,004,978
              Triple A One Funding Corp.
    5,416     5.54%, 12/10/99                          5,408,499
                                                    ------------
              Total commercial paper
                 (cost $19,899,907)                   19,899,907
                                                    ------------
------------------------------------------------------------
Repurchase Agreement--13.2%
   17,880     Joint Repurchase Agreement Account,
                 5.51%, 12/1/99
                 (cost $17,880,000; Note 5)           17,880,000
                                                    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GOVERNMENT SECURITIES TRUST
SHORT-INTERMEDIATE TERM SERIES
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Treasury Notes--3.5%
$     500(c) 6.375%, 5/15/00                        $    501,640
    4,340    4.50%, 9/30/00                            4,293,215
                                                    ------------
             Total U.S. treasury notes
                (cost $4,804,314)                      4,794,855
                                                    ------------
             Total short-term investments
                (cost $42,584,221)                    42,574,762
                                                    ------------
------------------------------------------------------------
Total Investments--120.0%
             (amortized cost $165,283,833; Note
                4)                                   162,762,842
             Liabilities in excess of other
                assets--(20.0%)                      (27,105,323)
                                                    ------------
             Net Assets--100%                       $135,657,519
                                                    ------------
                                                    ------------

---------------
(a) Asset segregated as collateral for dollar rolls.
(b) Mortgage dollar roll, see Note 1 and Note 4.
(c) Security pledged as initial margin for financial futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--75.7%
$  70,735    5.315%, 1/13/00                        $ 70,285,941
   43,750    5.17%, 1/20/00                           43,435,851
   75,000    5.175%, 1/20/00                          74,460,937
   25,000    5.18%, 1/20/00                           24,820,139
   15,000    5.195%, 1/20/00                          14,891,771
   15,990    5.20%, 1/20/00                           15,874,517
      505    5.205%, 1/20/00                             501,349
      700    5.215%, 1/20/00                             694,930
                                                    ------------
                                                     244,965,435
------------------------------------------------------------
United States Treasury Notes--24.9%
    5,000    6.375%, 1/15/00                           5,007,837
    3,295    5.375%, 1/31/00                           3,297,673
   24,784    7.75%, 1/31/00                           24,884,466
    1,845    7.125%, 2/29/00                           1,853,977
    6,065    6.375%, 5/15/00                           6,103,295
   12,569    6.25%, 5/31/00                           12,640,281
    7,395    6.00%, 8/15/00                            7,426,254
    4,571    6.25%, 8/31/00                            4,596,616
    1,020    4.50%, 9/30/00                            1,010,891
    6,325    6.125%, 9/30/00                           6,356,440
    7,590    4.625%, 11/30/00                          7,505,619
                                                    ------------
                                                      80,683,349
------------------------------------------------------------
Total Investments--100.6%
             (amortized cost $325,648,784(a))        325,648,784
             Liabilities in excess of other
                assets--(0.6%)                        (1,994,704)
                                                    ------------
             Net Assets--100%                       $323,654,080
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Statement of Assets and Liabilities
November 30, 1999                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $540,929,558, $147,403,833 and $325,648,784,
   respectively)............................................................    $540,929,558     $144,882,842     $325,648,784
Repurchase agreements, at value (cost $84,876,000, $17,880,000 and $0,
   respectively)............................................................      84,876,000       17,880,000               --
Cash........................................................................         104,507          103,368               --
Receivable for investments sold.............................................              --       27,775,610               --
Interest receivable.........................................................       4,948,822        1,153,672        1,150,737
Receivable for Series shares sold...........................................       4,177,203           16,491        2,693,703
Deferred expenses and other assets..........................................          28,900            4,755            8,290
Securities lending income receivable........................................              --            1,365               --
                                                                                ------------     ------------     ------------
   Total assets.............................................................     635,064,990      191,818,103      329,501,514
                                                                                ------------     ------------     ------------
Liabilities
Payable for investments purchased...........................................      11,478,606       27,709,481               --
Dollar roll payable.........................................................              --       27,776,688               --
Payable for Series shares reacquired........................................       4,287,974          228,382        5,122,582
Dividends payable...........................................................         553,197          148,782          292,068
Due to Manager..............................................................         211,097           45,248          103,256
Due to distributor..........................................................          32,147           10,207           17,509
Accrued expenses and other liabilities......................................          87,688          239,390          312,019
Due to broker - variation margin............................................              --            2,406               --
                                                                                ------------     ------------     ------------
   Total liabilities........................................................      16,650,709       56,160,584        5,847,434
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $618,414,281     $135,657,519     $323,654,080
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  6,184,143     $    144,104     $  3,236,541
   Paid-in capital in excess of par.........................................     612,230,138      168,707,205      320,417,539
                                                                                ------------     ------------     ------------
                                                                                 618,414,281      168,851,309      323,654,080
   Accumulated net realized loss on investments.............................              --      (30,684,502)              --
   Net unrealized depreciation on investments...............................              --       (2,509,288)              --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1999...............................................    $618,414,281     $135,657,519     $323,654,080
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($576,868,299 3 576,868,299 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($127,297,554 3 13,525,862 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.41
                                                                                                 ------------
                                                                                                 ------------
      ($321,640,663 3 321,640,663 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($41,545,982 3 41,545,982 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($8,359,965 3 884,562 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.45
                                                                                                 ------------
                                                                                                 ------------
      ($2,013,417 3 2,013,417 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Statement of Operations
Year Ended November 30, 1999              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,187,838       $ 8,476,964       $ 18,185,152
   Income from securities loaned, net.......................................         --                112,674           --
                                                                                 -----------      ------------      -------------
                                                                                  32,187,838         8,589,638         18,185,152
Expenses
   Management fee...........................................................       2,509,000           590,583          1,542,859
   Distribution fee--Class A................................................         742,833           257,169            479,715
   Transfer agent's fees and expenses.......................................       1,890,000           212,000            155,000
   Custodian's fees and expenses............................................          75,000            82,000             65,000
   Reports to shareholders..................................................          70,000            67,000             67,000
   Registration fees........................................................         211,000            47,000             55,000
   Audit fees and expenses..................................................          25,000            34,000             25,000
   Legal fees and expenses..................................................          30,000            32,000             18,000
   Trustees' fees...........................................................          12,000            12,000             12,000
   Insurance................................................................           7,000             2,000              3,500
   Miscellaneous............................................................           4,992             1,606             20,015
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       5,576,825         1,337,358          2,443,089
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      26,611,013         7,252,280         15,742,063
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................................................          22,795        (1,535,082)            92,022
   Financial futures contracts..............................................         --                (13,779)          --
                                                                                 -----------      ------------      -------------
                                                                                      22,795        (1,548,861)            92,022
Net change in unrealized appreciation (depreciation) on:
   Investments..............................................................         --             (3,961,882)          --
   Financial futures contracts..............................................         --                 11,703           --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          22,795        (5,499,040)            92,022
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $26,633,808       $ 1,753,240       $ 15,834,085
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                        Short-                           U.S. Treasury
                                 Money Market                        Intermediate                         Money Market
                                    Series                            Term Series                            Series
                      ----------------------------------    -------------------------------    ----------------------------------
                                                                Year ended November 30,
Increase (Decrease)   -----------------------------------------------------------------------------------------------------------
in Net Assets              1999               1998               1999              1998             1999               1998
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Operations:
   Net investment
      income.......   $    26,611,013    $    29,027,146    $     7,252,280    $  8,383,801    $    15,742,063    $    19,215,442
   Net realized
      gain (loss)
      on investment
    transactions...            22,795             26,721         (1,548,861)      1,506,782             92,022            293,468
   Net change in
      unrealized
      depreciation
      on
     investments...         --                 --                (3,950,179)       (564,958)         --                 --
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
   Net increase in
      net assets
      resulting
      from
      operations...        26,633,808         29,053,867          1,753,240       9,325,625         15,834,085         19,508,910
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Dividends and
   distributions
   (Note 1)........       (26,633,808)       (29,053,867)        (7,397,439)     (8,799,007)       (15,834,085)       (19,508,910)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Series share transactions(a) (Note
6):
   Net proceeds
      from shares
      subscribed...     1,745,594,547      2,267,004,069         28,989,720      48,203,029      3,016,500,664      4,398,749,349
   Net asset value
      of shares
      issued in
      reinvestment
      of dividends
      and
   distributions...        25,608,555         27,554,570          5,237,511       5,999,888         13,902,487         17,472,551
   Cost of shares
      reacquired...    (1,769,693,659)    (2,269,663,230)       (47,069,301)    (49,748,114)    (3,043,734,040)    (4,512,021,356)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
   Net increase
      (decrease) in
      net assets
      from Series
      share
     transactions..         1,509,443         24,895,409        (12,842,070)      4,454,803        (13,330,889)       (95,799,456)
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
Total increase
(decrease).........         1,509,443         24,895,409        (18,486,269)      4,981,421        (13,330,889)       (95,799,456)
Net Assets
Beginning of
   year............       616,904,838        592,009,429        154,143,788     149,162,367        336,984,969        432,784,425
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
End of year(b).....   $   618,414,281    $   616,904,838    $   135,657,519    $154,143,788    $   323,654,080    $   336,984,969
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------
---------------
(a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market
   Series.
(b) Includes
   undistributed
   net
   investment
   income of.......   $     --           $     --           $     --           $     92,624    $     --           $     --
                      ---------------    ---------------    ---------------    ------------    ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series (each a 'Series'); the monies of each series are invested in separate, independently managed portfolios.

------------------------------------------------------------
Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series may enter into financial futures contracts which are agreements to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Lending: The Money Market Series and the Short-Intermediate Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the Series continues to receive any dividend or interest paid on such securities. Each Series receives compensation net of rebates for lending securities in the form of fees or it retains a portion of interest on the investments of any cash received as collateral. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of fundamental policy the Series may not lend more than 30% of the value of its total assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dollar Rolls: The Short-Intermediate Term Series may enter into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to increase net investment income by $52,535, decrease accumulated net realized losses by $2,336,371 and increase paid-in-capital in excess of par by $2,283,836 which represents the expiration of a portion of the capital loss carryforward. Net investment income, net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the 'Class A Plan'), regardless of expenses actually incurred by them. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' average daily net assets. The Short-Intermediate Term Series' Class A Plan compensates PIMS at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Short-Intermediate Term Series, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended November 30, 1999. The purpose of the
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1999, the Fund incurred fees of approximately $1,687,100, $190,000, and $149,700, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. As of November 30, 1999, approximately $145,000, $15,400, and $9,400 of such fees were due to PMFS, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1999 were $400,163,371 and $399,824,787, respectively.

For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $165,283,833 and, accordingly, as of November 30, 1999, net unrealized depreciation of investments for federal income tax purposes was $2,520,991 (gross unrealized appreciation $8,466; gross unrealized depreciation--$2,529,457).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1999 of approximately $30,673,000 of which $3,746,000 expires in 2000, $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003, $1,933,000 expires in 2004,
$3,290,000 expires in 2005 and $1,537,000 expires in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1999, approximately $4,746,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the year ended November 30, 1999 was approximately $13,957,017 for the Short-Intermediate Term Series.

During the fiscal year ended November 30, 1999, the Short-Intermediate Term Series entered into financial futures contracts. Details of open contracts at November 30, 1999 are as follows:

                                            Value at       Value at
Number of                    Expiration      Trade       November 30,      Unrealized
Contracts        Type           Date          Date           1999         Appreciation
---------     -----------    -----------    --------     ------------     -------------
                 Short
               Position:
                 U.S.
               Treasury
    7            Index        Mar. 2000     $663,141       $651,438          $11,703
                                                                          -------------
                                                                          -------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Short-Intermediate Term Series had a 2.74% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $17,880,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value.
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the Money Market Series for the fiscal years ended November 30, 1999 and 1998 were as follows:

                                      Year Ended November 30,
                                 ---------------------------------
Class A                               1999              1998
------------------------------- ---------------   ---------------
Shares sold....................    1,712,722,383     2,221,883,796
Shares issued in reinvestment
  of dividends and
  distributions................       24,187,413        26,646,608
Shares reacquired..............   (1,750,045,596)   (2,249,954,294)
                                 ---------------   ---------------
Net decrease in shares
  outstanding..................      (13,135,800)       (1,423,890)
                                 ---------------   ---------------
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................       32,872,164        45,120,273
Shares issued in reinvestment
  of dividends and
  distributions................        1,421,142           907,962
Shares reacquired..............      (19,648,063)      (19,708,936)
                                 ---------------   ---------------
Net increase in shares
  outstanding..................       14,645,243        26,319,299
                                 ---------------   ---------------
                                 ---------------   ---------------

Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1999 and November 30, 1998 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year Ended November 30, 1999:
Shares sold..........................   1,586,933   $ 15,183,562
Shares issued in reinvestment of
  dividends and distributions........     500,676      4,786,911
Shares reacquired....................  (3,863,436)   (36,892,313)
                                       ----------   ------------
Net decrease in shares outstanding...  (1,775,827)  $(16,921,840)
                                       ----------   ------------
                                       ----------   ------------
Year ended November 30, 1998:
Shares sold..........................   1,705,356   $ 16,600,350
Shares issued in connection with
  acquisition of BlackRock Government
  Income Trust (Note 7)..............   2,597,731     25,405,808
Shares issued in reinvestment of
  dividends and distributions........     594,479      5,797,497
Shares reacquired....................  (4,917,018)   (47,986,897)
                                       ----------   ------------
Net decrease in shares outstanding...     (19,452)  $   (183,242)
                                       ----------   ------------
                                       ----------   ------------
Class Z                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1999:
Shares sold..........................   1,423,368   $ 13,806,158
Shares issued in reinvestment of
  dividends and distributions........      47,015        450,600
Shares reacquired....................  (1,058,235)   (10,176,988)
                                       ----------   ------------
Net increase in shares outstanding...     412,148   $  4,079,770
                                       ----------   ------------
                                       ----------   ------------
Year ended November 30, 1998:
Shares sold..........................     631,680   $  6,196,871
Shares issued in reinvestment of
  dividends and distributions........      20,672        202,391
Shares reacquired....................    (179,959)    (1,761,217)
                                       ----------   ------------
Net increase in shares outstanding...     472,393   $  4,638,045
                                       ----------   ------------
                                       ----------   ------------

Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal years ended November 30, 1999 and 1998 were as follows:

                                      Year Ended November 30,
                                 ---------------------------------
Class A                              1999              1998
-------------------------------  ---------------   ---------------
Shares sold....................    3,013,485,594     4,398,749,349
Shares issued in reinvestment
  of dividends and
  distributions................       13,826,283        17,472,545
Shares reacquired..............   (3,042,655,971)   (4,512,021,356)
                                 ---------------   ---------------
Net decrease in shares
  outstanding..................      (15,344,094)      (95,799,462)
                                 ---------------   ---------------
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................        3,015,070                --
Shares issued in reinvestment
  of dividends and
  distributions................           76,204                 6
Shares reacquired..............       (1,078,069)               --
                                 ---------------   ---------------
Net increase in shares
  outstanding..................        2,013,205                 6
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------
                                       15

                                   PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                   MONEY MARKET SERIES
Financial Highlights
--------------------------------------------------------------------------------

                                                     Class A                                            Class Z
                           ------------------------------------------------------------     -------------------------------
                                             Year Ended November 30,                            Year Ended November 30,
                           ------------------------------------------------------------     -------------------------------
                             1999         1998         1997         1996         1995         1999        1998        1997
                           --------     --------     --------     --------     --------     --------     -------     ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period..    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000     $1.000
Net investment
  income...............       0.042        0.048        0.048        0.046        0.052        0.044       0.049      0.048
Dividends and
  distributions........      (0.042)      (0.048)      (0.048)      (0.046)      (0.052)      (0.044)     (0.049)    (0.048)
                           --------     --------     --------     --------     --------     --------     -------     ------
Net asset value, end of
  period...............    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000     $1.000
                           --------     --------     --------     --------     --------     --------     -------     ------
                           --------     --------     --------     --------     --------     --------     -------     ------
TOTAL RETURN(a)........        4.31%        4.87%        4.87%        4.74%        5.20%        4.44%       5.00%      5.03%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).........    $576,868     $590,004     $591,428     $552,123     $598,194     $ 41,546     $26,901     $  581
Average net assets
  (000)................    $594,266     $589,649     $586,513     $589,147     $597,599     $ 32,984     $19,236     $  672
Ratios to average net
  assets:
   Expenses, including
      distribution
      fees.............        0.90%        0.80%        0.77%        0.86%        0.78%        0.77%       0.67%      0.65%
   Expenses, excluding
      distribution
      fees.............        0.77%        0.67%        0.65%        0.73%        0.65%        0.77%       0.67%      0.65%
   Net investment
      income...........        4.23%        4.77%        4.77%        4.63%        5.15%        4.38%       4.89%      4.92%

                            March 1,
                             1996(b)
                             Through
                          November 30,
                              1996
                               -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period..      $ 1.000
Net investment
  income...............        0.038
Dividends and
  distributions........       (0.038)
                               -----
Net asset value, end of
  period...............      $ 1.000
                               -----
                               -----
TOTAL RETURN(a)........         3.87%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).........      $   204(c)
Average net assets
  (000)................      $ 1,962
Ratios to average net
  assets:
   Expenses, including
      distribution
      fees.............         0.68%(d)
   Expenses, excluding
      distribution
      fees.............         0.68%(d)
   Net investment
      income...........         4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                   PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                   SHORT-INTERMEDIATE TERM SERIES
Financial Highlights
--------------------------------------------------------------------------------

                                                           Class A                                        Class Z
                                 ------------------------------------------------------------     -----------------------
                                                   Year Ended November 30,                        Year Ended November 30,
                                 ------------------------------------------------------------     -----------------------
                                   1999         1998         1997         1996         1995        1999          1998
                                 --------     --------     --------     --------     --------     ------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $   9.77     $   9.74     $   9.70     $   9.74     $   9.17     $ 9.81        $ 9.77
                                 --------     --------     --------     --------     --------     ------         -----
Income from investment
  operations:
Net investment income........        0.47         0.51         0.56         0.51         0.56       0.51          0.47
Net realized and unrealized
  gain (loss) on investment
  transactions...............       (0.35)        0.06           --        (0.01)        0.55      (0.37)         0.13
                                 --------     --------     --------     --------     --------     ------         -----
   Total from investment
      operations.............        0.12         0.57         0.56         0.50         1.11       0.14          0.60
                                 --------     --------     --------     --------     --------     ------         -----
Less distributions:
Dividends from net investment
  income.....................       (0.48)       (0.54)       (0.52)       (0.54)       (0.54)     (0.50)        (0.56)
                                 --------     --------     --------     --------     --------     ------         -----
Net asset value, end of
  period.....................    $   9.41     $   9.77     $   9.74     $   9.70     $   9.74     $ 9.45        $ 9.81
                                 --------     --------     --------     --------     --------     ------         -----
                                 --------     --------     --------     --------     --------     ------         -----
TOTAL RETURN(a)..............        1.26%        6.01%        5.96%        5.34%       12.37%      1.46%         6.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $127,298     $149,508     $149,162     $185,235     $212,996     $8,360        $4,635
Average net assets (000).....    $138,847     $155,680     $166,651     $186,567     $209,521     $8,798        $3,631
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.92%        0.96%        0.97%        1.01%        0.95%      0.73%         0.78%
   Expenses, excluding
      distribution fees......        0.73%        0.78%        0.77%        0.79%        0.75%      0.73%         0.78%
   Net investment income.....        4.90%        5.26%        5.76%        5.99%        5.82%      5.09%         5.36%
Portfolio turnover rate......         304%         155%         210%         132%         217%       304%          155%
                               February 26,
                                 1997(b)
                                 Through
                               November 30,
                                   1997
                                   -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................     $ 9.64
                                   -----
Income from investment
  operations:
Net investment income........       0.47
Net realized and unrealized
  gain (loss) on investment
  transactions...............       0.07
                                   -----
   Total from investment
      operations.............       0.54
                                   -----
Less distributions:
Dividends from net investment
  income.....................      (0.41)
                                   -----
Net asset value, end of
  period.....................     $ 9.77
                                   -----
                                   -----
TOTAL RETURN(a)..............       5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................     $  207(c)
Average net assets (000).....     $  202(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......       0.77%(d)
   Expenses, excluding
      distribution fees......       0.77%(d)
   Net investment income.....       6.52%(d)
Portfolio turnover rate......        210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                     U.S. TREASURY MONEY MARKET SERIES
Financial Highlights
--------------------------------------------------------------------------------

                                                           Class A                                         Class Z
                                 ------------------------------------------------------------     -------------------------
                                                   Year Ended November 30,                         Year Ended November 30,
                                 ------------------------------------------------------------     -------------------------
                                   1999         1998         1997         1996         1995         1999           1998
                                 --------     --------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income........       0.041        0.046        0.047        0.046        0.050        0.043         0.049
Dividends and
  distributions..............      (0.041)      (0.046)      (0.047)      (0.046)      (0.050)      (0.043)       (0.049)
                                 --------     --------     --------     --------     --------     --------         -----
Net asset value, end of
  period.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                 --------     --------     --------     --------     --------     --------         -----
                                 --------     --------     --------     --------     --------     --------         -----
TOTAL RETURN(a)..............        4.19%        4.66%        4.80%        4.75%        5.08%        4.37%         5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................    $321,641     $336,985     $432,784     $305,330     $339,334     $  2,013        $  211(c)
Average net assets (000).....    $383,772     $420,140     $402,634     $393,060     $345,369     $  1,942        $  209(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......        0.63%        0.63%        0.65%        0.63%        0.62%        0.51%         0.51%
   Expenses, excluding
      distribution fees......        0.51%        0.51%        0.52%        0.51%        0.50%        0.51%         0.51%
   Net investment income.....        4.08%        4.57%        4.66%        4.57%        5.01%        4.19%         4.91%
                               February 21,
                                 1997(b)
                                 Through
                               November 30,
                                   1997
                                   -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.....................     $1.000
Net investment income........      0.039
Dividends and
  distributions..............     (0.039)
                                   -----
Net asset value, end of
  period.....................     $1.000
                                   -----
                                   -----
TOTAL RETURN(a)..............       3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)......................     $  205(c)
Average net assets (000).....     $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees......       0.52%(d)
   Expenses, excluding
      distribution fees......       0.52%(d)
   Net investment income.....       3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------
                                       19

Important Notice for Certain Shareholders
(Unaudited)                               PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 54.16% of the dividends paid by the Money Market Series*, 33.44% of the dividends paid by the Short-Intermediate Term Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

Shortly after the close of the calendar year ended December 31, 1999, you will be advised as to the federal tax status of the dividends you received in calendar 1999.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
--------------------------------------------------------------------------------
                                       20

Comparing a $10,000 Investment
---------------------------------------------------------------
Prudential Government Securities Trust--Short-Intermediate Term
Series vs. the Lehman Brothers Intermediate Government Bond Index

Class A
(GRAPH)

Average Annual Total Returns
                             As of 11/30/99
Since Inception                  7.87%
Ten Years                        6.21%
Five Years                       6.13%
One Year                         1.26%

Average Annual Total Returns
                            As of 11/30/99
Since Inception                  4.87%
One Year                         1.46%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class
(or for the past ten years for Class A shares).

These graphs compare a $10,000 investment in the Prudential Government Securities Trust--Short-Intermediate Term Series (Class A and Z shares) with a similar investment in the Lehman Brothers Intermediate Government Bond Index (the Index) by portraying the initial account values of Class Z shares at the commencement of operations, and at the beginning of the ten-year period for Class A shares, and at the end of the fiscal year (November 30), as measured on a quarterly basis, beginning in 1989 for Class A shares and 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions reinvested.
Class Z shares are not subject to distribution and service (12b-1) fees.

The Index is an unmanaged weighted index comprising securities issued or backed by the U.S. government, its agencies or instrumentalities, with a remaining maturity of one to ten years. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. These returns would be lower if they deducted sales charges. The Index is not the only one that may be used to characterize performance of short-intermediate U.S. government bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ    Cusip      NASDAQ     Cusip    NASDAQ    Cusip
A          --    744342205    PBGVX    744342106    --    744342304
B          --        --         --         --       --        --
C          --        --         --         --       --        --
Z          --    744342403      --     744342601    --    744342502

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue, New York, NY 10174

Prudential Investments is a unit of The Prudential Insurance
Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF100E